Exhibit 21.1

SUBSIDIARIES OF THE REGISTRANT

Valaris Limited Subsidiaries as of December 31, 2021

Company Name	Jurisdiction
Alpha Achiever Company	Cayman Islands
Alpha Admiral Company	Cayman Islands
Alpha Archer Company	Cayman Islands
Alpha Aurora Company	Cayman Islands
Alpha International Drilling Company S.A.R.L.	Luxembourg
Alpha Leasing Drilling Limited	Mauritius
Alpha Mako Company	Cayman Islands
Alpha Manta Company	Cayman Islands
Alpha Offshore Drilling (S) Pte. Ltd.	Singapore
Alpha Offshore Drilling Services Company	Cayman Islands
Alpha Offshore Drilling Services Company (Ghana) Limited	Ghana
Alpha Offshore International Leasing Limited	England and Wales
Alpha Orca Company	Cayman Islands
ATLANTIC MARITIME SERVICES LLC	Delaware
Atlantic Maritime Services LLC (Trinidad Branch)	Trinidad
Atwood Advantage S.à r.l.	Luxembourg
Atwood Australian Waters Drilling Pty Ltd	Western Australia
Atwood Malta Holding Company Limited	Malta
Atwood Oceanics (M) Sdn. Bhd.	Malaysia
Atwood Oceanics Australia Pty. Limited	Western Australia
Atwood Oceanics Leasing Limited	Labuan FT
Atwood Oceanics Malta Limited	Malta
Atwood Oceanics Pacific Limited	Cayman Islands
Atwood Offshore Drilling Limited	Hong Kong
Aurora Offshore Services Gmbh	Germany
C.A. Foravep, Forasol Venezuela de Perforaciones	Venezuela
Clearways Offshore Drilling Sdn. Bhd.	Malaysia
Durand Maritime S.A.S.	France
Durand Maritime SAS (Mexico Branch)	Mexico
ENSCO (Bermuda) Limited	Bermuda
Ensco (Myanmar) Limited	Republic of Myanmar
Ensco (Thailand) Limited	Thailand
ENSCO Arabia Company Limited	Saudi Arabia
ENSCO Asia Company LLC	Texas
ENSCO Asia Pacific Pte. Limited	Singapore
ENSCO Australia Pty. Limited	Western Australia
ENSCO Capital Limited	Cayman Islands
ENSCO Corporate Resources LLC	Delaware
ENSCO de Venezuela, S.R.L.	Venezuela
Ensco Deepwater Drilling Limited	England and Wales
Ensco Deepwater USA II LLC	Delaware
ENSCO Development Limited	Cayman Islands
Ensco do Brasil Petróleo e Gás Ltda.	Brazil
ENSCO Drilling (Caribbean) Inc. (Venezuela Branch)	Venezuela
ENSCO Drilling Company (Nigeria) Ltd.	Nigeria
ENSCO Drilling Company LLC	Delaware
ENSCO Drilling Mexico LLC	Delaware
Ensco Endeavors Limited	Cayman Islands
Ensco France S.A.S.	France
ENSCO Gerudi (M) Sdn. Bhd.	Malaysia
ENSCO Global GmbH	Switzerland
Ensco Global II Ltd.	Cayman Islands

Exhibit 21.1

ENSCO Global Resources Limited	England and Wales
Ensco Holdco Limited	England and Wales
ENSCO Holding Company	Delaware
ENSCO Holland B.V.	Netherlands
Ensco Holland B.V. (Malta Branch)	Malta
ENSCO Incorporated	Texas
Ensco Intercontinental GmbH	Switzerland
ENSCO International Incorporated	Delaware
Ensco International Management GP LLC	Delaware
Ensco International Management LP LLC	Delaware
ENSCO Investments LLC	Nevada
ENSCO Labuan Limited	Labuan FT
Ensco Mexico Services, S. de R.L. de C.V.	Mexico
Ensco North America LLC	Delaware
Ensco Ocean 1 Company	Cayman Islands
Ensco Ocean 2 Company	Cayman Islands
ENSCO Oceanics Company LLC	Delaware
ENSCO Oceanics International Company (Abu Dhabi Branch)	Abu Dhabi
ENSCO Oceanics International Company (Brunei Branch)	Brunei
ENSCO Oceanics International Company (Dubai Branch)	Dubai
ENSCO Offshore International Company (Tunisia Branch)	Tunisia
ENSCO Offshore International Holdings Limited	Cayman Islands
Ensco Offshore International LLC	Delaware
ENSCO Offshore LLC	Delaware
Ensco Offshore Petróleo e Gás Ltda.	Brazil
Ensco Offshore Services LLC	Delaware
ENSCO Offshore U.K. Limited	England and Wales
ENSCO Overseas Limited	Cayman Islands
ENSCO Services Limited	England and Wales
ENSCO Services LLC	Delaware
Ensco South Pacific LLC	Delaware
Ensco Transcontinental I LLC	Nevada
Ensco Transcontinental I LP	England and Wales
Ensco Transcontinental II LLC	Nevada
Ensco Transcontinental II LP	England and Wales
Ensco Transnational I Ltd. (Ivory Coast Branch)	Ivory Coast
Ensco Transnational Limited (Ghana Branch)	Ghana
ENSCO U.K. Limited	England and Wales
Ensco UK Drilling Limited	England and Wales
Ensco UK Drilling Limited (Israel Branch)	Israel
Ensco Universal Holdings I Ltd.	Cayman Islands
Ensco Universal Holdings II Ltd.	Cayman Islands
ENSCO Universal Limited	England and Wales
ENSCO Worldwide GmbH	Switzerland
EnscoRowan Ghana Drilling Limited	Ghana
Foradel SDN B.H.D.	Malaysia
Forasub B.V.	Netherlands
Great White Shark Limited	Gibraltar
Green Turtle Limited	Gibraltar
International Technical Services LLC	Delaware
Manatee Limited	Malta
Manta Ray Limited	Malta
Marine Blue Limited	Gibraltar
Ocean Deep Drilling ESV Nigeria Limited	Nigeria
Offshore Drilling Services LLC	Delaware
Offshore Drilling Services LLC (Mexico Branch)	Mexico
P.T. ENSCO Sarida Offshore	Indonesia
Petroleum International Pte. Ltd.	Singapore

Exhibit 21.1

Pride Arabia Co. Ltd.	Saudi Arabia
Pride Foramer (Sucursal de Angola)	Angola
Pride Foramer S.A.S.	France
Pride Foramer SAS (Mexico Branch)	Mexico
Pride Forasol Drilling Nigeria Ltd.	Nigeria
Pride Forasol S.A.S.	France
Pride Global II Ltd. (Egypt Branch)	Egypt
Pride Global Offshore Nigeria Limited	Nigeria
Pride International LLC	Delaware
Pride International Management Company LP	Texas
PT Alpha Offshore Drilling	Indonesia
PT Pentawood Offshore Drilling	Indonesia
Ralph Coffman Limited	Gibraltar
Ralph Coffman Luxembourg S.à r.l.	Luxembourg
RCI International, Inc.	Cayman Islands
RD International Services Pte. Ltd.	Singapore
RDC Arabia Drilling, Inc. (Bahrain Regional Branch Office)	Bahrain
RDC Arabia Drilling, Inc. (Saudi Arabia Branch Office)	Saudi Arabia
RDC Holdings Luxembourg S.à r.l.	Luxembourg
RDC Malta Limited	Malta
RDC Offshore Luxembourg S.à r.l.	Luxembourg
RDC Offshore Malta Limited	Malta
Rowan 350 Slot Rigs, LLC	Delaware
Rowan Angola Limitada	Angola
Rowan California S.à r.l.	Luxembourg
Rowan Companies Limited	England and Wales
Rowan Companies, LLC	Delaware
Rowan Deepwater Drilling (Gibraltar) Limited	Gibraltar
Rowan Drilling (Gibraltar) Limited	Gibraltar
Rowan Drilling (Gibraltar) Limited (Indonesia PE)	Indonesia
Rowan Drilling (Trinidad) Limited	Cayman Islands
Rowan Drilling (Trinidad) Limited - Trinidad Branch	Trinidad
Rowan Drilling (U.K.) Limited	Scotland
Rowan Drilling (U.K.) Limited (Turkey Branch Office)	Turkey
Rowan Drilling Cyprus Limited	Cyprus
Rowan Drilling Services Limited	Gibraltar
Rowan Drilling Services Limited (Qatar Branch Office)	Qatar
Rowan Drilling Services Nigeria Limited	Nigeria
Rowan Drilling, S. De R.L. De C.V.	Mexico
Rowan Egypt Petroleum Services L.L.C.	Egypt
Rowan Finance, LLC	Delaware
Rowan Financial Holdings S.à r.l.	Luxembourg
Rowan Finanz S.à r.l.	Luxembourg
Rowan Finanz S.à.r.l. Delaware (U.S. Branch)	Delaware
Rowan Global Drilling Services Limited	Gibraltar
Rowan Holdings Luxembourg S.à r.l.	Luxembourg
Rowan Holdings Luxembourg S.à.r.l. Delaware (U.S. Branch)	Delaware
Rowan International Rig Holdings S.à r.l.	Luxembourg
Rowan Marine Services, LLC	Texas
Rowan MIddle East, Inc. (Saudi Arabia Branch)	Saudi Arabia
Rowan N-Class (Gibraltar) Limited	Gibraltar
Rowan No. 1 Limited	England and Wales
Rowan No. 2 Limited	England
Rowan Norway Limited (FKA Rowan (Gibraltar) Limited)	Gibraltar
Rowan Norway Limited (Norway Branch)	Norway
Rowan Offshore (Gibraltar) Limited	Gibraltar
Rowan Offshore Luxembourg S.à r.l.	Luxembourg
Rowan Offshore Luxembourg S.à r.l. - Dubai Branch	UAE

Exhibit 21.1

Rowan Relentless Luxembourg S.à r.l.	Luxembourg
Rowan Reliance Luxembourg S.à r.l.	Luxembourg
Rowan Renaissance Luxembourg S.à r.l.	Luxembourg
Rowan Resolute Luxembourg S.à r.l.	Luxembourg
Rowan Rex Limited	Cayman Islands
Rowan Rigs S.à r.l.	Luxembourg
Rowan Rigs S.à r.l. (New Zealand Branch)	New Zealand
Rowan Rigs S.a.r.l. (Ghana Branch Office)	Ghana
Rowan Rigs S.a.r.l. (Suriname Branch Office)	Suriname
Rowan Services LLC	Delaware
Rowan Standard Ghana Limited	Ghana
Rowan US Holdings (Gibraltar) Limited	Gibraltar
Rowan, S. de R.L. de C.V.	Mexico
Rowandrill Labuan Limited	Labuan
Rowandrill Malaysia Sdn. Bhd.	Malaysia
Rowandrill, LLC	Texas
Rowandrill, LLC (Mexico Branch)	Mexico
Saudi Aramco Rowan Offshore Drilling Company	Saudi Arabia
SKDP 1 Limited	Cyprus
SKDP 2 Limited	Cyprus
SKDP 3 Limited	Cyprus
Societe Maritime de Services "SOMASER" S.A.S.	France
Sonamer Perfuracoes Ltd, (Sucursal em Angola)	Angola
Swiftdrill Malta	Malta
Swiftdrill Offshore Drilling Services Company	Cayman Islands
Valaris Holdco 1 Limited	Bermuda
Valaris Holdco 2 Limited	Bermuda
Valaris Limited	Bermuda
Valaris United LLC	Delaware